UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)

                                 AUGUST 25, 2005


                                  XTRANA, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                   1-14257                  58-1729436
(State or other jurisdiction       (Commission               (IRS Employer
       of incorporation)           File Number)            Identification No.)


                      P.O. BOX 668, SEDALIA, COLORADO           80135
              (Address of principal executive offices)       (Zip Code)

       Registrant's telephone number, including area code: (303) 466-4424


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     AMENDMENT TO AGREEMENT AND PLAN OF MERGER

         On August 25, 2005, Xtrana, Inc. a Delaware corporation ("Xtrana"), AIC Merger Corporation, a wholly-owned subsidiary of Xtrana ("Xtrana Sub"), and Alpha Innotech Corporation ("Alpha Innotech"), entered into an Amendment No. 3 to the Agreement and Plan of Merger which the parties initially entered into on December 14, 2004 (as amended to date, the "Merger Agreement"). As previously disclosed, the Merger Agreement provides that Xtrana Sub will be merged with and into Alpha Innotech, with Alpha Innotech continuing after the merger as the surviving corporation and a wholly-owned subsidiary of Xtrana (the "Merger").

         This third amendment extended the date after which either party can terminate the Merger Agreement, and abandon the Merger, from September 30, 2005 to October 14, 2005. A copy of the text of the amendment to the Merger Agreement is filed as Exhibit 2.1.3 hereto and is incorporated herein by reference.

         There are no material relationships between Xtrana and Alpha Innotech, other than in respect of the Merger Agreement and related documents. Xtrana Sub is a wholly-owned subsidiary of Xtrana, formed solely for the purpose of effecting the Merger.

         In connection with the Merger, Xtrana has filed a definitive proxy statement for the annual meeting of stockholders with the Securities and Exchange Commission and mailed a copy of the proxy statement to all stockholders of record as of the close of business on August 12, 2005. The stockholder meeting is scheduled to take place on October 3, 2005, as described in the proxy statement. Investors and security holders are advised to read the definitive proxy statement because it contains important information about the proposed merger. Investors and security holders may obtain a free copy of the proxy statement and other documents filed by Xtrana with the Securities and Exchange Commission at the Securities and Exchange Commission's web site at http://www.sec.gov. Free copies of the proxy statement (when available) and other documents filed by Xtrana with the Securities and Exchange Commission may also be obtained from Xtrana by directing a request to Xtrana, Inc., P.O. Box 668, Sedalia, Colorado 80135, tel: (303) 466-4424.

         In addition to Xtrana, Xtrana's directors and officers may be deemed to be participants in the solicitation from Xtrana stockholders of proxies in favor of approval of the merger agreement. Such participants may have interests in the merger, including as a result of holding shares of Xtrana common stock or derivative securities, such as stock options, the value of which is related to the price of Xtrana common stock. Information regarding the participants and their interests is contained in the proxy statement filed by Xtrana with the SEC in connection with the annual meeting of stockholders.


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


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  The following exhibits are filed herewith:

                  EXHIBIT
                  NUMBER   DESCRIPTION
                  -------  -----------

                  2.1.3 Amendment No. 3 to Agreement and Plan of Merger dated as of December 14, 2004, by and among Xtrana, Inc., AIC Merger Corp. and Alpha Innotech Corporation.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  XTRANA, INC.



Date:    August 26, 2005          By:      /S/ JAMES CHAMBERLAIN
                                     -----------------------------------------
                                               James Chamberlain
                                               Chief Executive Officer


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


                                  EXHIBIT INDEX

EXHIBIT
NUMBER   DESCRIPTION
-------  -----------

2.1.3 Amendment No. 3 to Agreement and Plan of Merger dated as of December 14, 2004, by and among Xtrana, Inc., AIC Merger Corp. and Alpha Innotech Corporation.


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